Exhibit 10.1

ExWorks Capital Letterhead

Execution Version

Via Email

September 18, 2015

Mr. Phil Anderson Chief Financial Officer Electronic Cigarettes International Group, Ltd 14200 Ironwood Drive Grand Rapids, Michigan 49544

Re:	Loan and Security Agreement among ExWorks Capital Fund I, L.P. (“Lender”), Electronic Cigarettes International Group, Ltd., FIN Branding Group, LLC, and Hardwire Interactive Acquisition Company (“Borrowers”) dated June 30, 2015 (the “Loan Agreement”). Capitalized terms not defined in this letter have the meanings given in the Loan Agreement.

Dear Mr. Anderson:

Borrowers have requested a short-term allowed Overadvance and subject to the terms of this letter, Lender has agreed to allow Borrowers to maintain an Overadvance. Lender and Borrowers agree as follows:

1.	Through January 31, 2016, Lender will permit Borrowers to maintain an Overadvance in an amount up to $1,500,000 (the “Allowed Overadvance”).

2.	In consideration for Lender permitting the Allowed Overadvance, Borrowers agree to pay Lender a fee of $150,000 which will be fully earned and non-refundable as of the date of this letter.

3.	Borrowers acknowledge that Lender is not obligated to permit an Overadvance and that the fact that Lender is agreeing to the Allowed Overadvance as provided in this letter will not create an obligation to allow Overadvances in the future.

4.	This letter is an amendment to the Loan Agreement. Except as amended hereby, all terms and conditions of the Loan Agreement are ratified by Borrowers and remain in full force and effect.

Please indicate your agreement with the above by signing and returning a copy of this letter.

Very truly yours,

ExWorks Capital Fund I, L.P.,

By:  /s/ Robert Richardson

Robert Richardson,

Senior Portfolio Manager

[Signatures are continued on the next page]

September 18, 2015

Agreed:

Electronic Cigarettes International Group, Ltd.,

For itself and as agent for the other Borrowers

By:    /s/ Philip Anderson

Print Name: Philip Anderson

Title: CFO

The undersigned, as Guarantors of the Borrowers’ Obligations to Lender, consent to the above amendments to the Loan Agreement. The fact that Lender is seeking the consent of the Guarantors will not impose an obligation on Lender to do so for any future amendments.

Victory Electronic Cigarettes, Inc.

VCIG LLC

By:   /s/ Philip Anderson

 Authorized representative

Print Name: Philip Anderson

Vapestick Holdings Limited

Must Have Limited

E-CIGS UK Holding Company Limited

By:    /s/ Philip Anderson

 Authorized representative

Print Name: Philip Anderson